PIMCO ETF Trust

Supplement Dated January 12, 2015 to the

Actively-Managed Exchange-Traded Funds Prospectus dated October 31, 2014, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund (the “Funds”)

Effective immediately, each of the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund is jointly managed by Mohsen Fahmi, Sudi Mariappa and Robert D. Arnott. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section in each of the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund’s and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund’s sub-adviser. The Fund’s portfolio is jointly managed by Mohsen Fahmi, Sudi Mariappa and Robert D. Arnott. Each of Messrs. Fahmi and Mariappa is a Managing Director of PIMCO. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Messrs. Fahmi, Mariappa and Arnott will jointly manage the Fund as of its inception. Messrs. Fahmi and Mariappa are jointly responsible for the absolute return strategy and the equity portfolio replication process. Mr. Arnott is responsible for the selection of stocks within the underlying equity portfolio.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund**	Robert D. Arnott	*	Chairman, Founder, Research Affiliates, LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.

PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund**		*

PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund**	Mohsen Fahmi	*

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 30 years of investment experience and holds an MBA from Stanford University.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund**		*

PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund**	Sudi Mariappa	*

Managing Director, PIMCO. Mr. Mariappa rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a managing director, developing and managing fixed income funds. Previously at PIMCO, Mr. Mariappa was a Managing Director and head of global portfolio management. He also served as senior advisor to PIMCO’s portfolio management group from 2009 – 2011. Prior to joining PIMCO in 2000, he was a managing director for Merrill Lynch in Tokyo, overseeing Japanese government bond and swap derivative trading. He has 27 years of investment experience and holds an MBA, as well as a bachelor’s degree in chemical engineering, from Cornell University.

PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund**		*

*	Inception of the Fund.
**

Messrs. Fahmi and Mariappa are jointly responsible for the absolute return strategy and the equity portfolio replication process. Mr. Arnott is responsible for the selection of stocks within the underlying equity portfolio.

Investors Should Retain This Supplement for Future Reference

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PIMCO ETF Trust

Supplement dated January 12, 2015 to the

Statement of Additional Information dated October 31, 2014,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund (the “Funds”)

Effective immediately, each of the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund is jointly managed by Mohsen Fahmi, Sudi Mariappa and Robert D. Arnott. Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Mariappa[10]
Registered Investment Companies	5	10,170.00	0	0.00
Other Pooled Investment Vehicles	1	1,320.91	0	0.00
Other Accounts	70	23,067.34	11	4,620.36

[10]

Effective January 12, 2015, Mr. Mariappa will jointly manage the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund, each as of its inception. As of January 12, 2015, neither the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund nor the PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund had commenced operations.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective January 12, 2015, each of the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund is jointly managed by Mohsen Fahmi, Sudi Mariappa and Robert D. Arnott. Information pertaining to accounts managed by Mr. Mariappa is as of December 31, 2014.

Additionally, effective immediately, corresponding changes are made in the paragraph preceding the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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